DEBT	12 Months Ended
Jan. 29, 2012
DEBT

NOTE 6 – DEBT

Long-term debt as of January 29, 2012 and January 30, 2011 consisted of the following (dollars in millions):

	January 29, 2012		January 30, 2011
	Outstanding Principal	Interest Rate %	Outstanding Principal	Interest Rate %
Term Loan due August 30, 2012	$ 73	1.53	$ 74	1.56
Term Loan due April 1, 2014	855	3.03	864	3.06
ABL Term Loan due April 1, 2014	214	3.56	214	3.53
12.0% Senior Notes due September 1, 2014	2,500	12.00	2,500	12.00
13.5% Senior Subordinated Notes due September 1, 2015	1,820	13.50	1,597	13.50

Total long-term debt	5,462		5,249
Less current installments	(82)		(10)

Long-term debt, excluding current installments	$ 5,380		$ 5,239

Senior Secured Credit Facility

The Company maintains a senior secured credit facility (the “Senior Secured Credit Facility”) comprised of a $928 million term loan (the “Term Loan”) and a $200 million revolving credit facility (the “Revolving Credit Facility”). On March 19, 2010, the Company entered into Amendment No. 3 (the “Cash Flow Amendment”) to its Senior Secured Credit Facility, dated as of August 30, 2007, by and among the Company, Merrill Lynch Capital Corporation, as administrative agent and collateral agent, and the other lenders and financial institutions from time to time party thereto. The Cash Flow Amendment extended the maturity date from August 30, 2012 to April 1, 2014 of approximately $874 million in principal amount of outstanding Term Loan under the Senior Secured Credit Facility. Home Depot, which guarantees payment of the Term Loan under the Senior Secured Credit Facility (“THD Guarantee”), consented to the Cash Flow Amendment. Concurrently, Home Depot and the Company entered into an agreement pursuant to which Home Depot consented to any later amendment to the Senior Secured Credit Facility, as amended, (similar in form and substance to the Cash Flow Amendment) that would extend the maturity of the remaining approximately $104 million of outstanding Term Loan to a date that is not later than the maturity date in effect from time to time under the Cash Flow Amendment. In addition, the Company entered into a letter agreement with Home Depot, pursuant to which the Company agreed that, while the THD Guarantee is outstanding, the Company would not voluntarily repurchase any 12.0% Senior Notes or 13.5% Senior Subordinated Notes, directly or indirectly, without Home Depot’s prior written consent, subject to certain exceptions, including debt repurchases with equity or permitted refinancings. The Company also agreed to prepay $30 million in aggregate principal amount of non-extending Term Loan under the Senior Secured Credit Facility. This prepayment was completed during the first quarter of fiscal 2010. The maturity date of the extended outstanding Term Loan may be further extended to a date not later than June 1, 2014, without further consent by the lenders, if Home Depot provides a notice electing to extend its guarantee of the Term Loan to such later date. However, Home Depot is under no obligation to provide such notice or make such election to further extend its guarantee, and the Company cannot provide any assurance that Home Depot will provide such notice or make such election or on what terms it might do so. The remaining outstanding non-extended Term Loan will mature on the original maturity date of such loan, i.e. August 30, 2012. The Senior Secured Credit Facility can be repaid at any time without penalty or premium.

The Cash Flow Amendment increased the borrowing margins applicable to the extended portion of the Term Loan by 150 basis points, such that the extended Term Loan bears interest at Prime plus 1.75% or LIBOR plus 2.75% at the Company’s election. The remaining non-extended Term Loan continues to bear interest at Prime plus 0.25% or LIBOR plus 1.25% at the Company’s election. Interest on the Term Loan is due at the end of each calendar quarter with respect to Prime rate draws or at the maturity of each LIBOR draw (unless said draw is for a six-, nine-, or twelve-month period, then interest shall be paid quarterly). During fiscal 2011, the Term Loan due August 30, 2012 had an average outstanding balance of $73 million at a weighted average interest rate of 1.56% and the Term Loan due April 1, 2014 had an average outstanding balance of $860 million at a weighted average interest rate of 3.06%. During fiscal 2010, the Term Loan due August 30, 2012 had an average outstanding balance of $149 million at a weighted average interest rate of 1.54% and the Term Loan due April 1, 2014 had an average outstanding balance of $869 million at a weighted average interest rate of 3.11%.

The extended and non-extended portions of the Terms Loan outstanding under the Senior Secured Credit Facility, as amended, amortize in nominal quarterly installments equal to 0.25% of the original aggregate principal amount of the Term Loan. Additionally, beginning in fiscal 2009, the Company is required to pay down the Term Loan in an amount equal to 50% of Excess Cash Flow from the preceding fiscal year, as defined in the Term Loan agreement, such percentage is reduced to 0% upon the attainment of certain leverage ratio targets. Under the Excess Cash Flow provisions of the Senior Secured Credit Facility, the Company is not required to repay a portion of the Term Loan during fiscal 2012 and was not required to repay a portion of the Term Loan during fiscal 2011, fiscal 2010 or fiscal 2009.

The THD Guarantee was valued at $106 million at the issuance of the Senior Secured Credit Facility in August 2007 and was being amortized to interest expense over the original five-year life of the Term Loan on a straight-line basis which approximates the effective interest method. As a result of the extension of the THD Guarantee on the extended Term Loan, the amortization period of a pro-rata portion of the unamortized THD Guarantee has also been extended, on a straight-line basis, until April 1, 2014. During fiscal 2011, fiscal 2010, and fiscal 2009 the Company recorded amortization of the guarantee of $13 million, $14 million, and $21 million, respectively, which is reflected in Interest Expense in the Consolidated Statements of Operations. In connection with the $30 million prepayment of the non-extending portion of the Term Loan under the Senior Secured Credit Facility, the Company wrote-off the unamortized pro-rata portion of the THD Guarantee and the unamortized pro-rata portion of deferred debt costs, resulting in a pre-tax charge of $2 million in fiscal 2010. This charge is reflected in Other (income) expense, net in the Consolidated Statements of Operations.

The Revolving Credit Facility is due August 30, 2013 and bears interest at Prime plus 3.0% or LIBOR plus 4.0% at the Company’s election. The Revolving Credit Facility also has a 0.5% unused commitment fee and a Letter of Credit fee of 4.0% per annum. There were no amounts outstanding under the Revolving Credit Facility as of January 29, 2012 or January 30, 2011. During fiscal 2011, the Revolving Credit Facility had an average outstanding balance of zero. During fiscal 2010, the Revolving Credit Facility had an average outstanding balance of $125 million at a weighted average interest rate of 4.28%. As of January 29, 2012 and January 30, 2011, there were no outstanding Letters of Credit under the Revolving Credit Facility. Interest on the Revolving Credit Facility is due at the end of each calendar quarter with respect to Prime rate draws or at the maturity of each LIBOR draw (unless said draw is for a six-, nine-, or twelve-month period, then interest shall be paid quarterly).

In addition to Home Depot’s guarantee of the Term Loan payments, the Senior Secured Credit Facility is further collateralized by all of the capital stock of HD Supply, Inc. and its subsidiary guarantors and by 65% of the capital stock of its foreign subsidiaries as well as by other tangible and intangible assets owned by the Company subject to the priority of liens described in the guarantee and collateral agreement dated as of August 30, 2007. The Senior Secured Credit Facility contains various restrictive covenants including limitations on additional indebtedness and dividend payments and stipulations regarding the use of proceeds from asset dispositions. The Company is in compliance with all such covenants. The Senior Secured Credit Facility is subject to an acceleration clause under an Event of Default, as defined in the Senior Secured Credit Facility agreement. Management believes the likelihood of such acceleration to be remote.

Asset Based Lending Credit Agreement

The Company maintains a $2.1 billion asset based lending credit agreement (the “ABL Credit Facility”) subject to borrowing base limitations. On March 19, 2010, the Company entered into the Limited Consent and Amendment No. 3 (the “ABL Amendment”) to its ABL Credit Facility, dated as of August 30, 2007, by and among the Company, certain subsidiaries of the Company, GE Business Financial Services Inc. (formerly known as Merrill Lynch Business Financial Services Inc.), as administrative agent and collateral agent, GE Canada Finance Holding Company, as Canadian administrative agent and Canadian collateral agent, and the several lenders and financial institutions from time to time parties thereto. Pursuant to the ABL Amendment, the Company (i) converted approximately $214 million of commitments under the ABL Credit Facility into a term loan (the “ABL Term Loan”), (ii) extended the maturity date of approximately $1,537 million of the commitments under the ABL Credit Facility (the “ABL Revolving Credit Facility”) from August 30, 2012 to the later of April 1, 2014 and the maturity date of the extended Term Loan under the Cash Flow Amendment, and (iii) reduced the total commitments under the ABL Credit Facility by approximately $45 million. The ABL Term Loan does not amortize and the entire principal amount thereof is due and payable on the later of April 1, 2014 and the maturity date of the extended Term Loan under the Senior Secured Credit Facility, as amended. The remaining approximately $304 million of commitments under the ABL Credit Facility mature on the original maturity date of such commitments, i.e. August 30, 2012. The ABL Credit Facility can be repaid at any time without penalty or premium.

The ABL Amendment provided for a borrowing rate of Prime plus 2.25% or LIBOR plus 3.25% per annum applicable to the ABL Term Loan and increased the borrowing margins applicable to the extended portion of the ABL Revolving Credit Facility by 175 basis points and the commitment fee applicable to such portion by 50 basis points, such that the extended ABL Revolving Credit Facility bears interest at Prime plus 2.25% or LIBOR plus 3.25% per annum at the Company’s election and contains an unused commitment fee of 0.75%. The non-extended ABL Revolving Credit Facility continues to bear interest at Prime plus 0.5% or LIBOR plus 1.5% per annum at the Company’s election and contain an unused commitment fee of 0.25%.

As of January 29, 2012, there were no amounts outstanding under the ABL Revolving Credit Facility due August 30, 2012 or the ABL Revolving Credit Facility due April 1, 2014. During fiscal 2011, the ABL Term Loan had an average outstanding balance of $214 million at a weighted average interest rate of 3.50%, the ABL Revolving Credit Facility due August 30, 2012 had an average outstanding balance of $12 million at a weighted average interest rate of 1.76%, and the ABL Revolving Credit Facility due April 1, 2014 had an average outstanding balance of $77 million at a weighted average interest rate of 3.51%. During fiscal 2010, the ABL Term Loan had an average outstanding balance of $214 million at a weighted average interest rate of 3.60%, the ABL Revolving Credit Facility due August 30, 2012 had an average outstanding balance of $59 million at a weighted average interest rate of 2.01%, and the ABL Revolving Credit Facility due April 1, 2014 had an average outstanding balance of $57 million at a weighted average interest rate of 3.58%.

As of January 29, 2012, the Company had available borrowings under the ABL Credit Facility of $993 million, after giving effect to the borrowing base limitations and letters of credit issued and including $57 million of borrowings available on qualifying cash balances. The Company can use up to $400 million of its available borrowing under the ABL Credit Facility for Letters of Credit which are charged a fee of 1.5% per annum for amounts borrowed under the non-extended portion and 3.25% per annum for amounts borrowed under the extended portion. As of January 29, 2012, there were approximately $9 million and $57 million, respectively, of Letters of Credit outstanding under the ABL Credit Facility due August 30, 2012 and April 1, 2014, respectively. As of January 30, 2011, there were approximately $11 million and $60 million, respectively, of Letters of Credit outstanding under the ABL Credit Facility due August 30, 2012 and April 1, 2014, respectively.

The ABL Credit Facility contains various restrictive covenants including a limitation on the amount of dividends to be paid. In addition, if the Company’s availability under the ABL Credit Facility falls below $210 million (a “Liquidity Event”), the Company will be required to maintain a Fixed Charge Coverage Ratio of at least 1.0:1.0, as defined in the ABL Credit Facility. The Company is in compliance with all such covenants. The ABL Credit Facility is collateralized by all of the capital stock of HD Supply, Inc. and its subsidiary guarantors and by 65% of the capital stock of its foreign subsidiaries as well as by other tangible and intangible assets owned by the Company subject to the priority of liens described in the guarantee and collateral agreement dated as of August 30, 2007. The ABL Credit Facility is subject to an acceleration clause in a Liquidity Event or an Event of Default, as defined in the ABL Credit Facility agreement. Under such acceleration, the administrative agent can direct payments from the Company’s depository accounts to directly pay down the outstanding balance under the ABL Credit Facility. Management believes the likelihood of such acceleration to be remote.

In connection with the Cash Flow Amendment and ABL Amendment, the Company incurred financing fees of approximately $34 million, of which approximately $31 million were deferred and is being amortized into interest expense over the term of the amended facilities in accordance with U.S. GAAP for debt modifications (ASC 470-50, Debt-Modifications and Extinguishments). The non-deferred financing fees are reported in Other (income) expense, net in the Consolidated Statements of Operations.

Lehman Brothers and Woodlands Commercial Bank

Lehman Brothers Special Financing Inc. and Lehman Commercial Paper, Inc. (together “Lehman Brothers”) is committed to fund up to $95 million of the non-extended portion of the Company’s $2.1 billion ABL Credit Facility, maturing August 30, 2012, and Woodlands Commercial Bank (“Woodlands,” f/k/a Lehman Commercial Bank, an affiliate of Lehman Brothers) is committed to fund $100 million of the Company’s $300 million original availability under the Revolving Credit Facility.

On September 15, 2008, Lehman Brothers filed a petition under Chapter 11 of the U.S. Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York (“Lehman’s bankruptcy”). Subsequent to Lehman’s bankruptcy, the Company drew down on the ABL Credit Facility and Lehman Brothers failed to fund their portion of the ABL Credit Facility commitment. Lehman is currently in the process of emerging from bankruptcy and is expected to cure their default on the ABL Credit Facility commitment. As of January 29, 2012, there were no outstanding borrowings under the ABL Credit Facility from Lehman Brothers.

On April 21, 2011, the Company drew down the entire $300 million Revolving Credit Facility and Woodlands failed to fund their $100 million Revolving Credit Facility commitment. The following day, the Company repaid the entire Revolving Credit Facility balance. As a result of Woodlands’ default, the Company no longer pays the 0.5% unused commitment fee on Woodlands’ $100 million Revolving Credit Facility commitment and the Revolving Credit Facility is effectively reduced to $200 million.

12.0% Senior Notes

On August 30, 2007, the Company issued $2.5 billion of Senior Notes bearing interest at a rate of 12.0% (the “12.0% Senior Notes”). Interest payments are due each March 1st and September 1st through maturity. The 12.0% Senior Notes mature on September 1, 2014 and can be redeemed by the Company as follows:

Redemption Period	Redemption Price
September 1, 2011 – August 31, 2012	106% plus accrued interest
September 1, 2012 – August 31, 2013	103% plus accrued interest
September 1, 2013 – Thereafter	100% plus accrued interest

The 12.0% Senior Notes contain various restrictive covenants including limitations on additional indebtedness and dividend payments and stipulations regarding the use of proceeds from asset dispositions. The Company is in compliance with all such covenants.

13.5% Senior Subordinated Notes

On August 30, 2007, the Company issued $1.3 billion of Senior Subordinated PIK Notes bearing interest at a rate of 13.5% (the “13.5% Senior Subordinated Notes”). Interest payments are due each March 1st and September 1st through maturity except that the first eight payment periods through September 2011 were payments in kind (“PIK”) and therefore increased the balance of the outstanding indebtedness rather than paid in cash. During fiscal 2009, the Company repurchased $252 million principal amount, plus accrued interest of $15 million, of the 13.5% Senior Subordinated Notes for $62 million. As a result, we recognized a $200 million pre-tax gain for the extinguishment of this portion of the 13.5% Senior Subordinated Notes, net of the write-off of unamortized deferred debt issuance costs. As a result of PIK interest capitalizations and the extinguishment of a portion of the principal, as of January 29, 2012, the outstanding principal balance of the 13.5% Senior Subordinated Notes was $1.8 billion.

The 13.5% Senior Subordinated Notes mature on September 1, 2015 and can be redeemed by the Company as follows:

Redemption Period	Redemption Price
September 1, 2011 – August 31, 2012	106.75% plus accrued interest
September 1, 2012 – August 31, 2013	103.375% plus accrued interest
September 1, 2013 – Thereafter	100% plus accrued interest

The 13.5% Senior Subordinated Notes contain various restrictive covenants including limitations on additional indebtedness and dividend payments and stipulations regarding the use of proceeds from asset dispositions. The Company is in compliance with all such covenants.

The 12.0% Senior Notes and the 13.5% Senior Subordinated Notes are both fully and unconditionally guaranteed by the Company’s direct or indirect wholly-owned domestic subsidiaries. These guarantees can automatically be released under customary circumstances, including the sale of the assets of the subsidiary providing the guarantee. See the section titled “Description of Notes” of the Company’s Registration Statement on Form S-4 filed with the SEC on July 27, 2009 for a detailed description of the Company’s outstanding notes, including a discussion of each of the circumstances under which subsidiary guarantees may be released.

Debt Maturities

Maturities of long-term debt outstanding, in principal amounts, at January 29, 2012 are summarized below (amounts in millions):

Fiscal Year	Maturities
2012	$82
2013	10
2014	3,550
2015	1,820

Total	$5,462